LEASES, Amounts Recognized in Profit or Loss (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2024	Jun. 30, 2023
Recognized in Profit or Loss [Abstract]
Depreciation expense of right-of-use assets		$ 3,625	$ 3,205
Interest expense	[1]	1,676	1,299
Expense relating to variable payment leases		134	193
Expense relating to short-term leases		160	159
Loss on lease termination		198	0
Total amounts recognized in profit or loss		5,793	4,856
Total cash outflow for leases		4,300	3,900
Leasehold Land [Member] | Investment Properties [Member]
Recognized in Profit or Loss [Abstract]
Interest expense		$ 100	$ 100

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the periods ended June 30, 2024 and 2023, which was approximately US$0.1 million for each periods. See Note 15.